UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2024
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 13, 2024, LKQ Dutch Bond B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands (“LKQ Finance”), an indirect wholly-owned subsidiary of LKQ Corporation (the "Company," "we," "us," or "our"), completed an offering (the “Offering”) of €750,000,000 aggregate principal amount of LKQ Finance’s 4.125% Notes due 2031 (the “Notes”).

LKQ Finance will use the net proceeds from the Offering and cash on hand to (i) pay outstanding indebtedness, including all of the outstanding €500,000,000 aggregate principal amount of the 3.875% senior notes due 2024 issued by the Company’s indirect wholly-owned subsidiary, LKQ Italia Bondco di LKQ Italia Bondco GP S.r.l e C.S.A.P.A. (f/k/a LKQ Italia Bondco S.p.A.), and (ii) pay accrued interest and related fees, premiums and expenses. The Notes are governed by the Indenture, dated as of March 13, 2024 (the "Base Indenture"), among LKQ Finance, the Company, certain of the Company's subsidiaries identified therein as guarantors (together with the Company, the "Guarantors"), U.S. Bank Trust Company, National Association, as trustee, registrar, and transfer agent (the “Trustee”), and Elavon Financial Services DAC, as paying agent (the “Paying Agent”), as supplemented by the First Supplemental Indenture, dated as of March 13, 2024 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among LKQ Finance, the Guarantors, the Trustee, and the Paying Agent.

The Notes bear interest at the rate of 4.125% per year from the date of original issuance or from the most recent payment date on which interest has been paid or provided for. Interest on the Notes is payable annually in arrears on March 13 of each year, beginning on March 13, 2025. The Notes will be initially fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees”) by the Company and each of its wholly owned U.S. subsidiaries that are guarantors under our credit agreement, dated as of January 5, 2023 (the “Senior Unsecured Credit Agreement”) and described in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 6, 2023 and our term loan credit agreement, dated as of March 27, 2023 (the “CAD Note”) and described in our Current Report on Form 8-K filed with the SEC on March 28, 2023. The Notes will also be guaranteed by each of the Company’s U.S. subsidiaries that in the future agrees to guarantee the Company’s obligations under the Senior Unsecured Credit Agreement, the CAD Note, any other Credit Facility Debt (as defined in our prospectus supplement dated February 28, 2024) or any Capital Markets Debt (as defined in our prospectus supplement dated February 28, 2024).

Each Guarantee will rank equally in right of payment with all existing and future liabilities of the applicable guarantor that are not subordinated. Each Guarantee will effectively rank junior to any secured indebtedness of its respective guarantor to the extent of the lesser of the amount of such secured indebtedness and the value of the assets securing such indebtedness.

Prior to December 13, 2030 (the “Par Call Date”), LKQ Finance may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming that the Notes matured on the Par Call Date) on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the Comparable Government Bond Rate (as defined in the Indenture) plus 30 basis points, less (b) interest accrued to the date of redemption; and (2) 100% of the principal amount of the Notes to be redeemed; plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the Par Call Date, LKQ Finance may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Notes and the Guarantees have been registered under the United States Securities Act of 1933 under the Registration Statement on Form S-3 (File No. 333-277267) dated February 22, 2024, as supplemented by the prospectus supplement dated February 28, 2024 (as further supplemented and/or amended).

The foregoing summary of the Indenture, the Supplemental Indenture, the Notes, and the Guarantees, does not purport to be complete and is subject to and qualified in its entirety by reference to the Base Indenture (which includes the form of the Notes and Guarantees), which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference. The Base Indenture and the Supplemental Indenture have been incorporated by reference herein to provide you with information regarding their respective terms. Neither the Base Indenture nor the Supplemental Indenture is intended to provide any factual information about the Company, LKQ Finance, or any other person or entity. Certain factual information about the Company and its subsidiaries can be found elsewhere in other public filings the Company has made with the SEC, which are available without charge at www.sec.gov.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Indenture, dated as of March 13, 2024, among LKQ Dutch Bond B.V., as Issuer, LKQ Corporation, as a guarantor, the other guarantors identified therein, U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent, and Elavon Financial Services DAC, as paying agent.
4.2	Supplemental Indenture, dated as of March 13, 2024, among LKQ Dutch Bond B.V., as Issuer, LKQ Corporation, as a guarantor, the other guarantors identified therein, U.S. Bank Trust Company, National Association, as trustee, registrar and transfer agent, and Elavon Financial Services DAC, as paying agent.
4.3	Form of 4.125% Note due 2031 (included in Exhibit 4.2).
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
5.2	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 13, 2024

LKQ CORPORATION

By:	/s/ Rick Galloway
Rick Galloway
Senior Vice President and Chief Financial Officer